UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-21636
                                                     -----------

              First Trust/Aberdeen Global Opportunity Income Fund
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end:  December 31
                                               -------------

                  Date of reporting period:  December 31, 2011
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011

                              First Trust/Aberdeen
                         Global Opportunity Income Fund

ABERDEEN
ASSET MANAGEMENT

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TABLE OF CONTENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2011

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  7
Schedule of Forward Foreign Currency Contracts............................... 14
Statement of Assets and Liabilities.......................................... 15
Statement of Operations...................................................... 16
Statements of Changes in Net Assets.......................................... 17
Statement of Cash Flows...................................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Trustees and Officers........................................................ 30
Privacy Policy............................................................... 32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that could fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2011 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAM
Common Share Price                                           $15.76
Common Share Net Asset Value ("NAV")                         $16.94
Premium (Discount) to NAV                                     (6.97)%
Net Assets Applicable to Common Shares                 $294,520,413
Current Monthly Distribution per Common Share (1)            $0.130
Current Annualized Distribution per Common Share             $1.560
Current Distribution Rate on Closing Common Share Price (2)    9.90%
Current Distribution Rate on NAV (2)                           9.21%
---------------------------------------------------------------------


---------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------
           Common Share Price              NAV
12/10            17.36                   17.80
                 16.74                   17.61
                 16.71                   17.54
                 16.47                   17.39
1/11             16.74                   17.32
                 16.59                   17.31
                 16.66                   17.23
                 16.72                   17.36
2/11             16.83                   17.35
                 16.29                   17.33
                 16.56                   17.39
                 16.36                   17.33
3/11             16.64                   17.54
                 16.83                   17.63
                 16.77                   17.90
                 16.86                   17.89
                 16.90                   18.05
4/11             17.26                   18.20
                 17.00                   17.99
                 17.14                   17.88
                 17.43                   18.05
5/11             17.37                   18.02
                 17.38                   18.04
                 17.34                   17.93
                 17.18                   17.89
6/11             17.35                   17.81
                 17.39                   17.91
                 17.57                   17.99
                 17.66                   17.91
                 17.88                   18.06
7/11             17.53                   18.24
                 17.05                   18.06
                 16.90                   17.73
                 17.04                   17.99
8/11             17.14                   17.91
                 17.40                   17.91
                 17.44                   17.79
                 17.47                   17.50
                 16.42                   16.74
9/11             16.12                   16.56
                 15.44                   16.55
                 16.06                   17.08
                 16.19                   17.04
10/11            16.42                   17.58
                 16.02                   17.29
                 15.99                   17.26
                 15.75                   17.03
11/11            15.69                   16.62
                 15.88                   16.90
                 15.93                   16.94
                 15.65                   16.77
                 15.77                   16.90
12/11            15.76                   16.94


---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                Average Annual Total Return
                                                  -------------------------------------------------------
                                                  1 Year Ended     5 Years Ended   Inception (11/23/2004)
                                                   12/31/2011       12/31/2011         to 12/31/2011
FUND PERFORMANCE (3)
NAV                                                   4.37%            8.32%               8.53%
Market Value                                         -0.44%            6.68%               6.73%

INDEX PERFORMANCE
Blended Benchmark(4)                                  3.91%            7.77%               7.28%
Barclays Capital Global Emerging Markets Index        5.77%            7.14%               8.22%
Barclays Capital Global Aggregate Index               5.64%            6.46%               5.08%
---------------------------------------------------------------------------------------------------------


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                                                           % OF TOTAL
TOP 10 HOLDINGS                                           INVESTMENTS
---------------------------------------------------------------------
Asian Development Bank, 5.50%, 2/15/16                          5.1%
New Zealand Government Bond, 6.00%, 12/15/17                    4.6
European Investment Bank, 6.50%, 9/10/14                        4.2
Province of Manitoba, 6.38%, 9/1/15                             3.4
Australian Government, 6.00%, 2/15/17                           3.4
Instituto de Credito Oficial, 5.50%, 10/11/12                   3.1
United Kingdom Treasury, 6.00%, 12/7/28                         2.8
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21      2.6
Province of Ontario, 6.25%, 6/16/15                             2.5
Queensland Treasury, 6.00%, 10/14/15                            2.4
---------------------------------------------------------------------
                                      Total                    34.1%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
TOP 10 COUNTRIES(5)                                       INVESTMENTS
---------------------------------------------------------------------
Multinational                                                   9.9%
Canada                                                          7.8
Brazil                                                          7.2
Mexico                                                          6.8
South Africa                                                    5.9
Australia                                                       5.8
Venezuela                                                       5.6
United Kingdom                                                  4.6
New Zealand                                                     4.6
Russia                                                          3.8
---------------------------------------------------------------------
                                      Total                    62.0%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
CREDIT QUALITY(6)                                         INVESTMENTS
---------------------------------------------------------------------
AAA                                                            27.2%
AA+                                                             5.9
AA                                                              2.1
AA-                                                             3.1
A                                                               7.2
A-                                                              4.0
BBB+                                                            5.4
BBB                                                            10.1
BBB-                                                            5.0
BB+                                                             6.4
BB                                                              3.8
BB-                                                             3.8
B+                                                              9.5
B                                                               3.8
B-                                                              0.6
NR                                                              2.1
---------------------------------------------------------------------
                                      Total                   100.0%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
INDUSTRY CLASSIFICATION                                   INVESTMENTS
---------------------------------------------------------------------
Government Bonds and Notes                                     70.1%
Supranational Bank                                              9.3
Oil, Gas & Consumable Fuels                                     3.7
Household Durables                                              2.4
Commercial Banks                                                2.1
Special Purpose Banks                                           1.7
Electric Utilities                                              1.5
Diversified Financial Services                                  1.1
Real Estate Management & Development                            1.0
Metals & Mining                                                 0.8
Food Products                                                   0.8
Diversified Telecommunication Services                          0.8
Multi-Utilities                                                 0.7
Capital Markets                                                 0.7
Transportation Infrastructure                                   0.6
Food & Staples Retailing                                        0.5
Beverages                                                       0.5
Diversified Operations                                          0.4
Construction Materials                                          0.4
Consumer Finance                                                0.3
Wireless Telecommunication Services                             0.3
Construction & Engineering                                      0.3
---------------------------------------------------------------------
                                      Total                   100.0%
                                                              ======

(1) Most recent distribution paid or declared through 12/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2011

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

JOHN MURPHY
PORTFOLIO MANAGER, GLOBAL BONDS

Mr. Murphy joined Aberdeen with the acquisition of the Deutsche Asset Management Group Limited ("Deutsche") fixed-income business in 2005. Mr. Murphy was also a portfolio manager at Deutsche, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT
HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor's. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is a portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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ESTHER CHAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has six years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - DEVELOPED MARKETS

During the period covered by this report, the European debt crisis escalated and was the main driver of global bond market direction. Despite various summits, bail outs, new technocratic governments, fiscal rules and stress tests, the crisis remained unresolved. Fears of contagion and disappointment over global growth led to increased risk aversion, causing core sovereign bond markets to perform strongly.

For the year covered by this report, 10-year Treasury bond yields were at 3.34% at the beginning of the year (January 3rd) and 3.16% at the end of June. By year-end, the yields on these bonds fell to 1.88%. Similarly, yields on 10-year German bunds fell from 3.03% to 1.83% while 10-year U.K. gilts fell from 3.38% to 1.98%. Peripheral Eurozone countries, on the other hand, came under severe pressure from bond investors concerned over levels of indebtedness; the yield on the 10-year Italian bond rose from 4.88% to 7.11%.

In the U.S., politicians reached an 11th hour deal to raise the debt ceiling. The protracted nature of the discussions and requirement to establish a super committee to look for additional cuts was insufficient to mollify Standard & Poor's. Mid-year, the rating agency downgraded U.S. long-term debt to AA+ with a negative outlook.

Credit markets, alongside other assets regarded as "risky", were volatile over the second half of the year. Volatility increased in the third quarter, particularly in the financial sector due to concerns over the resilience of the European banking sector and potential losses in the face of sovereign debt crisis. Relatively better performance of utilities and industrial companies reflected investors' preference for what they perceived as lower risk in the face of concerns about the strength (or lack thereof) in the global economy and ongoing European economic woes. In the final quarter of the year, credit valuations rebounded. Toward the end of the period, central banks significantly eased bank liquidity, first by improving access to U.S. dollar funding, and second by the European Central Bank ("ECB") announcing two unprecedented three-year unlimited long-term refinancing operations ("LTRO").

In the currency markets, the Euro underperformed most other major currencies in the final six-month period as investors lightened up on positions in the troubled currency. The U.S. dollar and the Japanese yen were the notable outperformers due to the safe haven flows.

MARKET RECAP - EMERGING MARKETS

Emerging market debt posted mixed results in 2011, as hard currency debt outperformed local currency returns primarily through the underperformance of emerging market currencies. For the twelve-month period, the JPMorgan Emerging Markets Bond Index-Global Diversified ("JPM EMBI") gained 7.35%, while its spread widened by 130 basis points ("bps") to 404 bps over U.S. Treasuries. Local currency debt underperformed hard currency debt in 2011, as weak currency performance detracted from strong local bond market gains, with the JPMorgan Government Bond Index-Emerging Markets ("JPM GBI-EM") dropping -3.00%.

Latin America was the key outperformer during 2011, spurred on by Uruguay, which posted a gain of 20.6%, Ecuador with 19.4% and Venezuela with 18.0% gains, respectively. Ivory Coast was the top African credit, gaining 14.7%, as political stability returned following civil war and cocoa exports resumed. Georgia was the top performer in the Eastern Europe, Middle East and Africa

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

("EEMEA") region with a gain of just under 14.3%, while the Philippines were the best performer in Asia with a gain of 11.5%. Central and Eastern European countries underperformed, along with high-beta credits such as Belize, Argentina, Egypt and Pakistan.

Peru was the top performer in local currency debt with a gain of 11.7%, while the Philippines increased by 6.2%. Colombia and Brazil also outperformed with gains of around 5.6% and 4.6%, respectively. Central and Eastern Europe again underperformed, reflecting the ongoing stress within the Eurozone, with Turkey falling 15.9% and Hungary down 12.7% over the year.

FUND RECAP

The Fund had a net asset value ("NAV") total return1 of 4.37% and a market value total return1 of (0.44%) for the twelve months ended December 31, 2011, compared to the blended benchmark total return2 of 3.91% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the twelve months ended December 31, 2011, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 5.77% and the Barclays Capital Global Aggregate Index was 5.64%.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

As of year-end, December 31, 2011, the Fund's developed market portfolio outperformed the Citigroup World Government Bond Index. The Fund returned 11.57% versus 6.35% for the index, as of year-end. The Fund's investments were concentrated in markets such as Australia, New Zealand, Canada and the U.K., relative to underweight positions in Europe and Japan. Very strong returns in Australian, New Zealand and U.K. bonds were the major contributors to outperformance during the period. The underweight position in Europe also added value over the period.

PERFORMANCE ANALYSIS - EMERGING MARKETS

Venezuela was the top performer during the period, as it benefitted from high oil prices and the health fears related to President Chavez, which increased the prospects of a change of government after elections in 2012. Other outperformers were overweight positions in Indonesia and Brazil local rates and an underweight position in Poland local debt. In the hard currency space, high-beta credits Ivory Coast and Argentina were other positive contributors to performance during the year.

A position in BTA Bank, a Kazakh entity, was the key underperformer over the period, as it flirted with default. An overweight position in Mexican hard currency and the poor performance of the South African rand were other detractors during the year.

There were a number of changes to the portfolio during the twelve-month period. In Latin America, the Fund's exposure to Argentina and Mexico hard currency exposure was increased, while maintaining significant overweights in Brazil and Venezuela. The Fund also initiated a position in Argentine local bonds before selling out at the end of the year, while it also increased the Fund's Peru local exposure over the period. In EMEA, the Fund participated in the inaugural issues of Namibia and Senegal, while it also invested in Serbia's first Eurobond since 2005. The Fund also reduced the portfolio's central European exposure in Hungary, Poland and Turkey on contagion fears from the Eurozone crisis. In Asia, the Fund initiated positions in Pakistan, Sri Lanka and Vietnam, while reducing the Fund's Indonesia exposure. The Fund continued to invest in selective hard currency corporate bonds across all regions, which added to performance given their higher yield than sovereigns.

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

In our opinion, in the U.S., the key economic risk is that the spill-over from the European sovereign crisis will reach the U.S. economy through contagion in the banking channel and also, to a lesser degree, via reduced exports and impaired confidence. Moreover, policy makers may fail to reach agreement on extending fiscal support beyond the next two months. The Fed remains a key


-----------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2 The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bond Index-Global Diversified; and 30% JPMorgan Global Bond Index-Emerging Markets Diversified.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

player and the possibility of further quantitative easing, most likely in the mortgage-backed securities sector, remains a real possibility, in our opinion. For the immediate future, though, we expect the market to be mostly consumed with digesting the implications of the Fed's increased disclosure policy. Overall we do not believe economic fundamentals support Treasury yields at these levels or that we will see some sell off in the market, although predictably, much rests on Europe.

In the Eurozone, the disappointment at the most recent EU leaders' summit, constant treating of the symptoms and not the causes and continued weak growth, along with the risks of missing deficit targets and an aggressive peripheral rally in December, means that we are expecting spreads to move wider again. We believe spreads will also move wider as investors become worried about issuance needs of both banks and sovereigns in 2012.

In our view however, there remains significant value in investment-grade credit given current elevated spreads. The risk, in our view, as with all risk assets, is that strong fundamentals may be overwhelmed by macro developments.

MARKET AND FUND OUTLOOK - EMERGING MARKETS

Risk appetite will remain muted heading into 2012, with the focus still on Europe, in our opinion. While policymakers in the Eurozone - especially Germany
- continue to stress fiscal austerity at the risk of growth, we expect bond yields in Italy and Spain to remain elevated, which in turn would feed into the negative headlines that weighed on risk assets in the latter part of 2011. Having said that, unlimited ECB support for the European banking sector does provide some cause for optimism. In addition, there are two other key drivers that could prompt renewed support for risk assets: the U.S. macro outlook, with recent data releases surprising on the upside; and China, with easing inflation pressures providing the scope for further rate cuts, which we believe will reduce concerns of a sharp slowdown in growth.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b)
DECEMBER 31, 2011

   PRINCIPAL
     VALUE
     (LOCAL                                                                                  STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (c) - 88.2%

                  ARGENTINA - 2.2%
       2,920,000  Republic of Argentina (USD) .............................     7.00%       09/12/13      $   2,865,056
       4,450,000  Republic of Argentina (USD) .............................     7.00%       04/17/17          3,740,067
                                                                                                          -------------
                                                                                                              6,605,123
                                                                                                          -------------
                  AUSTRALIA - 7.3%
      11,000,000  Australian Government (AUD) .............................     6.00%       02/15/17         12,673,225
       8,100,000  Queensland Treasury (AUD) ...............................     6.00%       10/14/15          8,826,150
                                                                                                          -------------
                                                                                                             21,499,375
                                                                                                          -------------
                  BRAZIL - 5.9%
       3,880,000  Brazil Notas do Tesouro Nacional Series F (BRL) .........    10.00%       01/01/13          2,079,609
      11,370,000  Brazil Notas do Tesouro Nacional Series F (BRL) .........    10.00%       01/01/17          5,860,221
      19,180,000  Brazil Notas do Tesouro Nacional Series F (BRL) .........    10.00%       01/01/21          9,582,555
                                                                                                          -------------
                                                                                                             17,522,385
                                                                                                          -------------
                  CANADA - 9.8%
       1,700,000  Canadian Government Bond (CAD) ..........................     5.25%       06/01/13          1,768,651
       3,300,000  Canadian Government Bond (CAD) ..........................     8.00%       06/01/23          5,181,332
      15,000,000  Province of Manitoba (NZD) ..............................     6.38%       09/01/15         12,735,331
      10,965,000  Province of Ontario (NZD) ...............................     6.25%       06/16/15          9,291,842
                                                                                                          -------------
                                                                                                             28,977,156
                                                                                                          -------------
                  CROATIA - 0.7%
       2,000,000  Croatia Government International Bond (USD) .............     6.75%       11/05/19          1,902,824
         150,000  Croatia Government International Bond (USD) .............     6.63%       07/14/20            140,625
                                                                                                          -------------
                                                                                                              2,043,449
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 1.2%
       1,300,000  Dominican Republic (USD) ................................     7.50%       05/06/21          1,283,750
       2,066,000  Dominican Republic (USD) ................................     8.63%       04/20/27          2,127,980
                                                                                                          -------------
                                                                                                              3,411,730
                                                                                                          -------------
                  EL SALVADOR - 1.3%
         700,000  Republic of El Salvador (USD) ...........................     8.25%       04/10/32            766,500
       2,330,000  Republic of El Salvador (USD) ...........................     7.65%       06/15/35          2,399,900
         530,000  Republic of El Salvador (USD) ...........................     7.63%       02/01/41            540,600
                                                                                                          -------------
                                                                                                              3,707,000
                                                                                                          -------------
                  HUNGARY - 3.4%
     771,070,000  Hungary Government Bond (HUF) ...........................     6.00%       10/24/12          3,114,405
     328,000,000  Hungary Government Bond (HUF) ...........................     5.50%       02/12/16          1,178,381
     305,000,000  Hungary Government Bond (HUF) ...........................     6.50%       06/24/19          1,035,557
     700,000,000  Hungary Government Bond (HUF) ...........................     7.00%       06/24/22          2,383,825
       2,050,000  Republic of Hungary (EUR) ...............................     4.50%       01/29/14          2,424,235
                                                                                                          -------------
                                                                                                             10,136,403
                                                                                                          -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011

   PRINCIPAL
     VALUE
     (LOCAL                                                                                  STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (c) - (CONTINUED)
                  INDONESIA - 2.9%
  34,100,000,000  Indonesian Government Bond (IDR) ........................    10.00%       07/15/17      $   4,541,612
  27,670,000,000  Indonesian Government Bond (IDR) ........................    10.50%       08/15/30          4,121,419
                                                                                                          -------------
                                                                                                              8,663,031
                                                                                                          -------------
                  IVORY COAST - 1.7%
      10,150,000  Ivory Coast Government Bond (USD) .......................     2.50%       12/31/32          5,125,750
                                                                                                          -------------
                  LITHUANIA - 1.6%
       2,390,000  Republic of Lithuania (USD) .............................     6.75%       01/15/15          2,497,550
       1,980,000  Republic of Lithuania (USD) .............................     7.38%       02/11/20          2,148,300
                                                                                                          -------------
                                                                                                              4,645,850
                                                                                                          -------------
                  MALAYSIA - 1.6%
       9,000,000  Malaysia Government Bond (MYR) ..........................     3.21%       05/31/13          2,850,757
       6,200,000  Malaysia Government Bond (MYR) ..........................     4.01%       09/15/17          2,016,774
                                                                                                          -------------
                                                                                                              4,867,531
                                                                                                          -------------
                  MEXICO - 4.8%
      13,930,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............     9.50%       12/18/14          1,118,217
      80,800,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............     8.00%       06/11/20          6,447,469
      17,900,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............     8.00%       12/07/23          1,439,770
      28,900,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............     7.50%       06/03/27          2,145,917
      32,950,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............    10.00%       11/20/36          2,931,574
                                                                                                          -------------
                                                                                                             14,082,947
                                                                                                          -------------
                  NEW ZEALAND - 5.8%
      19,150,000  New Zealand Government Bond (NZD) .......................     6.00%       12/15/17         17,099,101
                                                                                                          -------------
                  PAKISTAN - 0.8%
         200,000  Islamic Republic of Pakistan (USD) ......................     7.13%       03/31/16            156,000
       3,000,000  Islamic Republic of Pakistan (USD) ......................     6.88%       06/01/17          2,205,000
                                                                                                          -------------
                                                                                                              2,361,000
                                                                                                          -------------
                  PERU - 1.5%
      10,100,000  Peruvian Government Bond (PEN) ..........................     7.84%       08/12/20          4,280,093
         200,000  Republic of Peru (USD) ..................................     5.63%       11/18/50            220,070
                                                                                                          -------------
                                                                                                              4,500,163
                                                                                                          -------------
                  QATAR - 1.8%
       1,870,000  State of Qatar (USD) ....................................     5.25%       01/20/20          2,061,675
       2,630,000  State of Qatar (USD) ....................................     6.40%       01/20/40          3,103,400
                                                                                                          -------------
                                                                                                              5,165,075
                                                                                                          -------------
                  RUSSIA - 2.3%
     210,000,000  Russian Foreign Bond (RUB) ..............................     7.85%       03/10/18          6,651,348
                                                                                                          -------------
                  SENEGAL - 0.4%
       1,270,000  Republic of Senegal (USD) ...............................     8.75%       05/13/21          1,263,650
                                                                                                          -------------

Page 8                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011

   PRINCIPAL
     VALUE
     (LOCAL                                                                                  STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (c) - (CONTINUED)

                  SERBIA - 1.9%
       3,150,000  Republic of Serbia (USD) ................................     7.25%       09/28/21      $   3,087,460
     219,000,000  Serbia Treasury Bill (RSD) ..............................      (d)        12/13/12          2,364,120
                                                                                                          -------------
                                                                                                              5,451,580
                                                                                                          -------------
                  SOUTH AFRICA - 7.4%
       2,130,000  Eskom Holdings Ltd. (USD) ...............................     5.75%       01/26/21          2,177,925
      41,900,000  Republic of South Africa (ZAR) ..........................     8.25%       09/15/17          5,403,626
      61,000,000  Republic of South Africa (ZAR) ..........................     7.25%       01/15/20          7,276,362
      47,700,000  Republic of South Africa (ZAR) ..........................    10.50%       12/21/26          6,917,630
                                                                                                          -------------
                                                                                                             21,775,543
                                                                                                          -------------
                  SPAIN - 3.9%
      11,500,000  Instituto de Credito Oficial (AUD) ......................     5.50%       10/11/12         11,414,028
                                                                                                          -------------
                  SRI LANKA - 0.5%
       1,400,000  Republic of Sri Lanka (USD) .............................     6.25%       07/27/21          1,381,960
                                                                                                          -------------
                  TURKEY - 3.7%
         300,000  Republic of Turkey (USD) ................................     7.25%       03/05/38            329,250
       1,290,000  Republic of Turkey (USD) ................................     6.75%       05/30/40          1,335,150
       8,175,000  Turkey Government Bond (TRY) ............................    16.00%       03/07/12          4,362,158
       3,600,000  Turkey Government Bond (TRY) ............................    16.00%       08/28/13          2,053,069
       5,000,000  Turkey Government Bond (TRY) ............................    10.50%       01/15/20          2,727,393
                                                                                                          -------------
                                                                                                             10,807,020
                                                                                                          -------------
                  UNITED ARAB EMIRATES - 0.9%
       2,500,000  Dubai Government International Bond (USD) ...............     7.75%       10/05/20          2,631,250
                                                                                                          -------------
                  UNITED KINGDOM - 5.8%
       1,200,000  United Kingdom Treasury (GBP) ...........................     8.00%       12/07/15          2,396,413
       4,600,000  United Kingdom Treasury (GBP) ...........................     6.00%       12/07/28         10,543,924
       2,170,000  United Kingdom Treasury (GBP) ...........................     4.25%       12/07/49          4,280,803
                                                                                                          -------------
                                                                                                             17,221,140
                                                                                                          -------------
                  URUGUAY - 1.7%
      47,880,000  Republica Orient Uruguay, Inflation Adjusted
                     Bond (UYU) (e)........................................     5.00%       09/14/18          3,874,902
      16,800,000  Republica Orient Uruguay, Inflation Adjusted
                     Bond (UYU) (e)........................................     4.25%       04/05/27          1,239,667
                                                                                                          -------------
                                                                                                              5,114,569
                                                                                                          -------------
                  VENEZUELA - 4.7%
       1,170,000  Republic of Venezuela (USD) .............................     8.50%       10/08/14          1,095,412
       9,720,000  Republic of Venezuela (USD) .............................     5.75%       02/26/16          7,654,500
         400,000  Republic of Venezuela (USD) .............................     7.75%       10/13/19            288,000
       4,000,000  Republic of Venezuela (USD) .............................     7.65%       04/21/25          2,500,000
       2,700,000  Republic of Venezuela (USD) .............................    11.95%       08/05/31          2,220,210
                                                                                                          -------------
                                                                                                             13,758,122
                                                                                                          -------------
                  VIETNAM - 0.7%
       1,900,000  Socialist Republic of Vietnam (USD) .....................     6.88%       01/15/16          1,971,250
                                                                                                          -------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES .............................................     259,854,529
                  (Cost $243,340,890)                                                                     -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011

   PRINCIPAL
     VALUE
     (LOCAL                                                                                  STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (c) - 37.7%

                  BRAZIL - 3.1%
         700,000  Centrais Eletricas Brasileiras S.A. (USD) (f) ...........     5.75%       10/27/21      $     731,591
       1,950,000  Hypermarcas S.A. (USD) ..................................     6.50%       04/20/21          1,750,125
       1,150,000  Odebrecht Finance Ltd. (USD) ............................     7.50%       09/14/15          1,129,875
       1,650,000  OGX Petroleo e Gas Participacoes S.A. (USD) .............     8.50%       06/01/18          1,633,500
         650,000  Petrobras International Finance Co. (USD) ...............     5.38%       01/27/21            686,141
       1,330,000  Rearden G Holdings Eins GmbH (USD) ......................     7.88%       03/30/20          1,330,000
       2,000,000  Virgolino de Oliveira Finance Ltd. (USD) ................    10.50%       01/28/18          1,955,000
                                                                                                          -------------
                                                                                                              9,216,232
                                                                                                          -------------
                  CHINA - 2.9%
         660,000  China Oriental Group Co. Ltd. (USD) .....................     8.00%       08/18/15            570,075
       2,650,000  China Overseas Finance Cayman II Ltd. (USD) .............     5.50%       11/10/20          2,494,236
       2,600,000  MCC Holding (Hong Kong) Corp. Ltd. (USD) ................     4.88%       07/29/16          2,558,010
       1,600,000  Sinochem Overseas Capital Co. Ltd. (USD) ................     4.50%       11/12/20          1,553,022
       1,750,000  Yanlord Land Group Ltd. (USD) ...........................    10.63%       03/29/18          1,365,000
                                                                                                          -------------
                                                                                                              8,540,343
                                                                                                          -------------
                  COLOMBIA - 0.8%
       2,200,000  TGI International Ltd. (USD) ............................     9.50%       10/03/17          2,367,750
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 1.0%
       1,350,000  AES Andres Dominicana/Itabo Dominicana (USD) ............     9.50%       11/12/20          1,350,000
       1,770,000  Cerveceria Nacional Dominicana (USD).....................    16.00%       03/27/12          1,654,950
                                                                                                          -------------
                                                                                                              3,004,950
                                                                                                          -------------
                  EL SALVADOR - 0.5%
       1,550,000  Telemovil Finance Co., Ltd. (USD) .......................     8.00%       10/01/17          1,604,250
                                                                                                          -------------
                  GERMANY - 1.3%
       3,650,000  KfW International Finance (CAD) .........................     4.95%       10/14/14          3,923,620
                                                                                                          -------------
                  GUATEMALA - 0.5%
       1,550,000  Industrial Subordinated Trust (USD) .....................     8.25%       07/27/21          1,591,865
                                                                                                          -------------
                  INDONESIA - 1.5%
       3,220,000  Majapahit Holding B.V. (USD) ............................     7.75%       10/17/16          3,626,525
         700,000  PT Adaro Indonesia (USD) ................................     7.63%       10/22/19            767,410
                                                                                                          -------------
                                                                                                              4,393,935
                                                                                                          -------------
                  KAZAKHSTAN - 0.4%
       1,300,000  Zhaikmunai L.L.P. (USD) .................................    10.50%       10/19/15          1,261,000
                                                                                                          -------------
                  MEXICO - 3.8%
       1,610,000  Axtel S.A.B. de C.V. (USD) ..............................     9.00%       09/22/19          1,239,700
       1,120,000  Corp. Geo S.A. de C.V. (USD) ............................     8.88%       09/25/14          1,103,200
       3,186,000  Desarrolladora Homex S.A. (USD) .........................     9.50%       12/11/19          3,130,245
       2,630,125  GEO Maquinaria S.A. de C.V. (USD) .......................     9.63%       05/02/21          2,446,016
       1,000,000  Petroleos Mexicanos (USD) ...............................     6.50%       06/02/41          1,130,000
       1,672,000  Servicios Corporativos Javer Sapi de C.V. (USD) .........     9.88%       04/06/21          1,538,240
         525,000  Urbi Desarrollos Urbanos Sab de C.V. (USD) ..............     9.50%       01/21/20            535,500
                                                                                                          -------------
                                                                                                             11,122,901
                                                                                                          -------------

Page 10                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011

   PRINCIPAL
     VALUE
     (LOCAL                                                                                  STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (c) - (CONTINUED)

                  MULTINATIONAL - 12.5%
       2,600,000  African Export-Import Bank (USD) ........................     5.75%       07/27/16      $   2,509,000
      17,600,000  Asian Development Bank (AUD) ............................     5.50%       02/15/16         18,796,288
      18,800,000  European Investment Bank (NZD) ..........................     6.50%       09/10/14         15,531,861
                                                                                                          -------------
                                                                                                             36,837,149
                                                                                                          -------------
                  NIGERIA - 0.5%
       1,400,000  GTB Finance B.V. (USD) ..................................     7.50%       05/19/16          1,375,500
                                                                                                          -------------
                  PERU - 0.8%
       2,300,000  Banco de Credito del Peru (USD) .........................     4.75%       03/16/16          2,317,250
                                                                                                          -------------
                  PHILIPPINES - 0.4%
       1,000,000  Alliance Global Group, Inc. (USD) .......................     6.50%       08/18/17          1,029,013
                                                                                                          -------------
                  RUSSIA - 2.5%
       1,750,000  Alfa Bank (USD) .........................................     7.88%       09/25/17          1,671,250
         300,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) .........     7.75%       04/28/21            265,500
       1,200,000  Home Credit & Finance Bank via Eurasia
                     Capital S.A. (USD) ...................................     7.00%       03/18/14          1,191,864
       1,200,000  LUKOIL International Finance B.V. (USD) .................     7.25%       11/05/19          1,245,000
       1,220,000  Vimpelcom Ltd. (USD) ....................................     6.49%       02/02/16          1,154,425
       1,850,000  VTB Bank OJSC Via VTB Capital S.A. (USD) ................     6.55%       10/13/20          1,741,775
                                                                                                          -------------
                                                                                                              7,269,814
                                                                                                          -------------
                  TURKEY - 0.6%
       1,700,000  Yasar Holdings (USD) ....................................     9.63%       10/07/15          1,663,875
                                                                                                          -------------
                  UKRAINE - 0.4%
       1,250,000  MHP S.A. (USD) ..........................................    10.25%       04/29/15          1,112,500
                                                                                                          -------------
                  UNITED ARAB EMIRATES - 1.8%
       2,680,000  Dubai Electricity & Water Authority (USD) ...............     7.38%       10/21/20          2,760,400
       2,600,000  IPIC GMTN Ltd. (USD) (f).................................     5.50%       03/01/22          2,613,000
                                                                                                          -------------
                                                                                                              5,373,400
                                                                                                          -------------
                  VENEZUELA - 2.4%
       2,700,000  Petroleos de Venezuela S.A. (USD) .......................     8.00%       11/17/13          2,573,775
       6,000,000  Petroleos de Venezuela S.A. (USD) .......................     8.50%       11/02/17          4,539,000
                                                                                                          -------------
                                                                                                              7,112,775
                                                                                                          -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES .............................................     111,118,122
                  (Cost $103,307,432)                                                                     -------------


                       See Notes to Financial Statements                 Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011


     SHARES                                            DESCRIPTION                                            VALUE
----------------  -------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 0.0%

                  KAZAKHSTAN - 0.0%
             342  BTA Bank JSC (g) ....................................................................   $           1
                                                                                                          -------------
                  TOTAL COMMON STOCKS .................................................................               1
                                                                                                          -------------
                  (Cost $0)

                  TOTAL INVESTMENTS - 125.9% ..........................................................     370,972,652
                  (Cost $346,648,322) (h)

                  OUTSTANDING LOANS - (33.3%) .........................................................     (98,198,279)
                  NET OTHER ASSETS AND LIABILITIES - 7.4% .............................................      21,746,040
                                                                                                          -------------
                  NET ASSETS - 100.0% .................................................................    $294,520,413
                                                                                                          -------------

----------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   All portfolio securities serve as collateral for the outstanding loans.

(c) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's sub-advisor.

(d)   Zero coupon bond.

(e) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2011, securities noted as such amounted to $3,344,591 or 1.1% of net assets.

(g)   Non-income producing security.

(h) Aggregate cost for federal income tax purposes is $362,804,276. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,861,310 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,692,934.

Currency Abbreviations:
      AUD  Australian Dollar
      BRL  Brazilian Real
      CAD  Canadian Dollar
      EUR  Euro Dollar
      GBP  British Pound Sterling
      HUF  Hungarian Forint
      IDR  Indonesian Rupiah
      MXN  Mexican Peso
      MYR  Malaysian Ringgit
      NZD  New Zealand Dollar
      PEN  Peruvian New Sol
      RSD  Serbian Dinar
      RUB  Russian Ruble
      TRY  Turkish Lira
      USD  United States Dollar
      UYU  Uruguayan Peso
      ZAR  South African Rand

Page 12                                    See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2011


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                              LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1          SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED           OBSERVABLE     UNOBSERVABLE
                                                        12/31/2011         PRICES             INPUTS          INPUTS
                                                       -------------    --------------    --------------   ------------
Foreign Sovereign Bonds and Notes*.................    $ 259,854,529    $           --    $ 259,854,529    $         --
Foreign Corporate Bonds and Notes*.................      111,118,122                --       111,118,122             --
Common Stocks* ....................................                1                 1                --             --
                                                       -------------    --------------    --------------   ------------
Total Investments..................................      370,972,652                 1       370,972,651             --
Forward Foreign Currency Contracts**...............        2,381,917                --         2,381,917             --
                                                       -------------    --------------    --------------   ------------
Total .............................................    $ 373,354,569    $            1    $  373,354,568   $         --
                                                       =============    ==============    ==============   ============


                                                    LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2011         PRICES           INPUTS            INPUTS
                                                       -------------    --------------    --------------   ------------
Forward Foreign Currency Contracts**...............    $     (81,575)   $           --    $      (81,575)  $         --
                                                       =============    ==============    ==============   ============

*   See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.



                       See Notes to Financial Statements                 Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2011

                                              FORWARD FOREIGN CURRENCY CONTRACTS
                            -----------------------------------------------------------------------

                                                                            PURCHASE            SALE
                                                                           VALUE AS OF       VALUE AS OF       UNREALIZED
 SETTLEMENT     COUNTER-           AMOUNT                AMOUNT           DECEMBER 31,      DECEMBER 31,      APPRECIATION
    DATE          PARTY         PURCHASED (a)           SOLD (a)              2010              2010         (DEPRECIATION)
------------   ---------   ---------------------  -------------------  ----------------  ----------------    -------------
  03/02/12        JPM      USD      7,930,504     BRL      14,949,000   $    7,930,504     $    7,902,729    $      27,775
  01/20/12        CSF      USD     10,522,892     CAD      10,676,000       10,522,892         10,474,436           48,456
  01/20/12        JPM      USD      2,384,586     EUR       1,780,000        2,384,586          2,304,092           80,494
  01/20/12        CSF      USD     14,605,282     GBP       9,224,000       14,605,282         14,322,036          283,246
  01/20/12        CIT      USD      4,506,037     HUF     971,862,000        4,506,037          3,984,345          521,692
  03/02/12        JPM      USD      2,742,262     IDR  25,708,706,000        2,742,262          2,816,636          (74,374)
  01/20/12        CSF      USD     53,547,088     NZD      67,142,000       53,547,088         52,180,896        1,366,192
  01/20/12        JPM      USD      2,157,906     TRY       4,056,000        2,157,906          2,130,638           27,268
  01/20/12        CIT      USD      2,734,018     ZAR      22,212,000        2,734,018          2,741,219           (7,201)
  01/20/12        JPM      USD      2,039,267     ZAR      16,307,000        2,039,267          2,012,473           26,794
                                                                                                             -------------
Net unrealized appreciation (depreciation)...............................................................    $   2,300,342
                                                                                                             =============

(a)   Please see page 12 for currency descriptions.

Counterparty Abbreviations:
     CIT   Citibank, NA
     CSF   Credit Suisse First Boston
     JPM   JPMorgan Chase


Page 14                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011


ASSETS:
Investments, at value
    (Cost $346,648,322)........................................................................     $ 370,972,652
Cash...........................................................................................        10,041,056
Foreign currency (Cost $3,433,270).............................................................         3,053,468
Unrealized appreciation on forward foreign currency contracts..................................         2,381,917
Prepaid expenses...............................................................................            11,485
Interest receivable............................................................................         6,947,161
                                                                                                    -------------
      Total Assets.............................................................................       393,407,739
                                                                                                    -------------

LIABILITIES:
Outstanding loans..............................................................................        98,198,279
Unrealized depreciation on forward foreign currency contracts..................................            81,575
Payables:
   Investment advisory fees....................................................................           332,554
   Custodian fees..............................................................................            88,780
   Interest and fees on loans..................................................................            62,718
   Audit and tax fees..........................................................................            54,200
   Administrative fees.........................................................................            27,505
   Printing fees...............................................................................            23,325
   Legal fees..................................................................................             8,984
   Transfer agent fees.........................................................................             4,206
   Financial reporting fees....................................................................               770
Other liabilities..............................................................................             4,430
                                                                                                    -------------
      Total Liabilities........................................................................        98,887,326
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 294,520,413
                                                                                                    =============
NET ASSETS consist of:
Paid-in capital................................................................................     $ 293,844,827
Par value......................................................................................           173,851
Accumulated net investment income (loss).......................................................       (17,222,426)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and
   foreign currency transactions...............................................................       (10,020,926)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts
   and foreign currency translation............................................................        27,745,087
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 294,520,413
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       16.94
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,385,109
                                                                                                    =============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $142,911)..........................................     $  27,259,724
Other..........................................................................................            24,790
                                                                                                    -------------
   Total investment income.....................................................................        27,284,514
                                                                                                    -------------

EXPENSES:
Investment advisory fees.......................................................................         3,946,555
Interest and fees on loans.....................................................................         1,183,271
Administrative fees............................................................................           325,992
Custodian fees.................................................................................           309,844
Printing fees..................................................................................            76,352
Legal fees.....................................................................................            63,789
Audit and tax fees.............................................................................            54,200
Transfer agent fees............................................................................            42,959
Trustees' fees and expenses....................................................................            38,918
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            90,904
                                                                                                    -------------
   Total expenses..............................................................................         6,142,034
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        21,142,480
                                                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         2,555,067
   Forward foreign currency contracts..........................................................        (4,938,745)
   Foreign currency transactions...............................................................          (394,471)
                                                                                                    -------------
Net realized gain (loss).......................................................................        (2,778,149)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (10,230,847)
   Forward foreign currency contracts..........................................................         4,313,016
   Foreign currency translation................................................................          (303,109)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................        (6,220,940)
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (8,999,089)
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $  12,143,391
                                                                                                    =============



Page 16                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          12/31/2011      12/31/2010
                                                                                        --------------  --------------
OPERATIONS:
OPERATIONS:
Net investment income (loss).......................................................     $   21,142,480  $   22,177,339
Net realized gain (loss)...........................................................         (2,778,149)     18,878,286
Net change in unrealized appreciation (depreciation)...............................         (6,220,940)      7,205,812
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations....................         12,143,391      48,261,437
                                                                                        --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (26,944,561)    (27,092,773)
Net realized gain..................................................................                 --              --
Return of capital..................................................................           (166,478)             --
                                                                                        --------------  --------------
Total distributions to shareholders................................................        (27,111,039)    (27,092,773)
                                                                                        --------------  --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            145,963         212,053
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions..........            145,963         212,053
                                                                                        --------------  --------------
Total increase (decrease) in net assets............................................        (14,821,685)     21,380,717

NET ASSETS:
Beginning of period................................................................        309,342,098     287,961,381
                                                                                        --------------  --------------
End of period......................................................................     $  294,520,413  $  309,342,098
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period..........................     $  (17,222,426) $  (11,669,678)
                                                                                        ==============  ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         17,376,792      17,365,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              8,317          11,556
                                                                                        --------------  --------------
Common Shares at end of period.....................................................         17,385,109      17,376,792
                                                                                        ==============  ==============



                       See Notes to Financial Statements                 Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $   12,143,391
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (195,771,011)
      Sales, maturities and paydowns of investments.............................     202,674,996
      Net amortization/accretion of premiums/discounts on investments...........      (1,161,409)
      Net realized gain/loss on investments.....................................      (2,555,067)
      Net change in unrealized appreciation/depreciation on forward foreign
           currency contracts...................................................      (4,313,016)
      Net change in unrealized appreciation/depreciation on investments.........      10,230,847
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................         482,551
      Decrease in prepaid expenses..............................................           6,903
      Decrease in interest and fees on loan payable.............................         (12,616)
      Decrease in investment advisory fees payable..............................          (2,404)
      Decrease in legal fees payable............................................          (6,218)
      Decrease in printing fees payable.........................................         (11,559)
      Decrease in administrative fees payable...................................            (952)
      Increase in custodian fees payable........................................          32,538
      Increase in transfer agent fees payable...................................             778
      Decrease in Trustees' fees and expenses payable...........................             (34)
      Increase in financial reporting fees payable..............................             770
      Increase in other liabilities payable.....................................             818
                                                                                  --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                    $  21,739,306
                                                                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................         145,963
      Distributions to Common Shareholders from net investment income...........     (26,944,561)
      Return of capital distributions...........................................        (166,478)
      Issuance of loan..........................................................      10,000,000
                                                                                  --------------
CASH USED IN FINANCING ACTIVITIES...............................................                      (16,965,076)
                                                                                                    -------------
Increase in cash and foreign currency (a).......................................                        4,774,230
Cash at beginning of period.....................................................                        8,716,726
Unrealized appreciaton/depreciation on Euro Loan................................                         (396,432)
                                                                                                    -------------
Cash at end of period...........................................................                    $  13,094,524
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                    $   1,195,887
                                                                                                    =============


(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(415,985).


Page 18                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR          YEAR           YEAR          YEAR           YEAR
                                                             ENDED         ENDED          ENDED         ENDED          ENDED
                                                          12/31/2011    12/31/2010     12/31/2009    12/31/2008     12/31/2007
                                                        ------------    -----------   -----------    -----------   -----------
Net asset value, beginning of period .............      $      17.80    $     16.58   $     12.69    $     18.54   $     19.07
                                                        ------------    -----------   -----------    -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................              1.22           1.28          1.47           1.46          1.34
Net realized and unrealized gain (loss)...........             (0.52)          1.50          3.98          (5.75)        (0.17)
                                                        ------------    -----------   -----------    -----------   -----------
Total from investment operations..................              0.70           2.78          5.45          (4.29)         1.17
                                                        ------------    -----------   -----------    -----------   -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.............................             (1.55)         (1.56)        (0.68)         (1.56)        (0.79)
Net realized gain.................................                --             --            --             --         (0.55)
Return of capital.................................             (0.01)            --         (0.88)            --         (0.36)
                                                        ------------    -----------   -----------    -----------   -----------
Total from distributions..........................             (1.56)         (1.56)        (1.56)         (1.56)        (1.70)
                                                        ------------    -----------   -----------    -----------   -----------
Net asset value, end of period....................      $      16.94    $     17.80   $     16.58    $     12.69   $     18.54
                                                        ============    ===========   ===========    ===========   ===========
Market value, end of period.......................      $      15.76    $     17.36   $     16.03    $     10.40   $     16.54
                                                        ============    ===========   ===========    ===========   ===========
Total return based on net asset value (a) ........              4.37 %        17.90 %       47.48 %       (23.14)%        6.92 %
                                                        ============    ===========   ===========    ===========   ===========
Total return based on market value (a)............             (0.44)%        18.93 %       73.98 %       (29.39)%       (5.01)%
                                                        ============    ===========   ===========    ===========   ===========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...                 $    294,520    $   309,342   $   287,961    $   220,286   $   322,016
Ratio of total expenses to average net assets                   2.02%          2.13%         2.57%          3.55%         4.45%
Ratio of total expenses to average net assets
  excluding interest expense and fees on loans                  1.63%          1.65%         1.77%          1.83%         1.82%
Ratio of net investment income (loss) to
  average net assets....................                        6.94%          7.41%         9.90%          8.72%         7.10%
Portfolio turnover rate.................                          52%           101%           72%            66%           97%
INDEBTEDNESS:
Total loans outstanding (in 000's)......                $     98,198    $    88,595   $    89,511    $    89,101   $   144,624
Asset coverage per $1,000 of indebtedness (b)           $      3,999    $     4,492   $     4,217    $     3,472   $     3,227

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding), and dividing by the outstanding loan balance in 000's.


                       See Notes to Financial Statements                 Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

                              1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

     Bond, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

     Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

     Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

     Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

     Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4) the financial statements of the issuer, or the financial condition of the country of issue;

      5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);


      11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

      12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

      13)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of December 31, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended December 31, 2011, the open and close notional values of forward foreign currency contracts were $903,287,426 and $937,991,944, respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the period ended December 31, 2011, primarily a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $249,333, an increase in accumulated net realized gain (loss) on investments by $2,732,457 and a decrease to paid-in capital of $2,981,790. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions paid from:                            2011                2010
Ordinary income..............................  $  26,944,561      $   27,092,773
Capital gain.................................             --                  --
Return of capital............................        166,478                  --

As of December 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $          --
Undistributed capital gains..................             --
                                               -------------
Total undistributed earnings.................             --
Accumulated capital and other losses.........     (8,247,304)
Net unrealized appreciation (depreciation)...      9,214,417
                                               -------------
Total accumulated earnings (losses)..........        967,113
Other........................................       (465,378)
Paid-in capital..............................    294,018,678
                                               -------------
Net assets...................................  $ 294,520,413
                                               =============

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Fund had pre-enactment net capital losses for federal income tax purposes of $5,475,813 expiring on December 31, 2017.

During the year ended December 31, 2011, the Fund utilized pre-enactment capital loss carryforwards in the amount of $2,981,790.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2011, the Fund intends to elect to defer net ordinary losses of $195,931 and net realized capital losses of $2,575,560.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of December 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective December 5, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to December 5, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Fund's Custodian in accordance with certain fee arrangements.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2011, were $195,771,011 and $203,046,234, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $110,000,000. As of December 31, 2011, the Fund had three loans outstanding under the revolving credit facility totaling $98,198,279. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $50,000,000, $36,000,000 and $12,198,279 (the U.S. Dollar
equivalent of a (euro)9,425,000 loan). For the year ended December 31, 2011, the average amount outstanding was $90,219,517. The high and low annual interest rates during the year ended December 31, 2011 were 2.24% and 1.09%, respectively, and the weighted average interest rate was 1.26%. The weighted average interest rate at December 31, 2011 was 1.28%. The revolving credit facility was originally scheduled to expire on January 4, 2012 but was extended through January 2, 2013, with a total commitment of up to $120,000,000. The Fund pays a commitment fee of 0.10% on any day that the loan balances exceed 50% of the total commitment and 0.15% at all other times, which is included in "Interest and fees on loans" on the Statement of Operations. Prior to January 4, 2012, the Fund paid a commitment fee of 0.15% on any day that the loan balances exceeded 50% of the total commitment and 0.30% at all other times.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2011

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee continue to receive no compensation from the Fund for acting in such capacities.

On January 19, 2012, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on February 3, 2012, payable on February 15, 2012.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund's custodian and brokers; where replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Global Opportunity Income Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 21, 2012

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

The Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $23,665,567 (representing a total of $1.36 per share). The total amount of taxes paid to such countries is $142,911 (representing a total of $0.01 per share).

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2011, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 15,676,256, the number of votes against was 267,664 and the number of abstentions was 1,432,872. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                     THE FIRST          OTHER
                                                                                                       TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                                 FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS                  OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o Three-Year Term  Physician; President, Wheaton Orthopedics;       82        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,             o Since Fund       to May 2007), Sports Med Center for
  Suite 400                           Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three-Year Term  President (March 2010 to Present), Senior        82        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,             o Since Fund       (May 2007 to March 2010), Vice President                   Inc. and ADM
  Suite 400                           Inception        and Chief Financial Officer (1990 to May                   Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures                International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee            o Three-Year Term  President (2003 to Present), Hibs                82        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Trust Company
120 East Liberty Drive,             o Since June 2006  Consulting)                                                of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three-Year Term  President (June 2002 to Present), Covenant       82        Director of
c/o First Trust Advisors L.P.                          College                                                    Covenant
120 East Liberty Drive,             o Since Fund                                                                  Transport Inc.
  Suite 400                           Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee, President, o Three-Year       Chief Executive Officer (December 2010           82        None
Chairman of the Board and CEO(1)      Trustee Term     to Present), President (until December
120 East Liberty Drive,               Indefinite       2010), First Trust Advisors L.P. and First
  Suite 400                           Officer Term     Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                       o Since Fund       (Software Development Company/
                                      Inception        Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                                                           TERM OF OFFICE
   NAME, ADDRESS AND        POSITION AND OFFICES           AND LENGTH OF                        PRINCIPAL OCCUPATIONS
     DATE OF BIRTH               WITH FUND                    SERVICE                            DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES (3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          Treasurer, Chief Financial  o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Officer and Chief                                       and Chief Financial Officer, First Trust Advisors
   Suite 400             Accounting Officer          o Since Fund Inception      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                    Development Company/Investment Advisor) and
                                                                                 Stonebridge Advisors LLC (Investment Advisor)

Erin E. Chapman          Assistant Secretary         o Indefinite Term           Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                            Present), Associate Counsel (March 2006 to October
   Suite 400                                         o Since June 2009           2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                    to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas           Assistant Treasurer         o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                            President (April 2007 to January 2011), Vice
   Suite 400                                         o Since Fund Inception      President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                                Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Roseanne Gatta           Assistant Secretary         o Indefinite Term           Board Liaison Associate (July 2010 to Present),
120 E. Liberty Drive,                                                            First Trust Advisors L.P. and First Trust
   Suite 400                                         o Since March 2011          Portfolios L.P.; Assistant Vice President (February
Wheaton, IL 60187                                                                2001 to July 2010), PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow    Assistant Vice President    o Indefinite Term           Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                            Associate (January 2005 to August 2006), First
   Suite 400                                         o Since Fund Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 04/79

W. Scott Jardine         Secretary                   o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                            Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                                Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                    (Investment Advisor)

Daniel J. Lindquist      Vice President              o Indefinite Term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                            Present), First Trust Advisors L.P. and First Trust
   Suite 400                                         o Since Fund Inception      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch          Assistant Vice President    o Indefinite Term           Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                            First Trust Advisors L.P. and First Trust
   Suite 400                                         o Since July 2008           Portfolios L.P.; Vice President (May 1998 to
Wheaton, IL 60187                                                                January 2008), Van Kampen Asset Management and
D.O.B.: 07/58                                                                    Morgan Stanley Investment Management

Kristi A. Maher          Assistant Secretary and     o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,    Chief Compliance Officer    o Assistant Secretary       Assistant General Counsel (March 2004 to May
   Suite 400                                           since Fund Inception      2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                    o Chief Compliance Officer  Portfolios L.P.
D.O.B.: 12/66                                          since January 2011

------------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,800 for 2010 and $49,000 for 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2010 and $0 for 2011.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,215.18 for 2010 and $5,200 for 2011. These fees were for tax preparation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2010 and $0 for 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2)  The percentage of services described in each of paragraphs (b) through
        (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
        (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2010 were $5,215.18 and $6,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2011 were $5,200 and $6,200, for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)     Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             AS OF FEBRUARY 8, 2010

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited, a UK Corporation ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client IS proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.       DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.      GENERAL VOTING POLICIES
A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. SPECIFIC VOTING POLICIES

A.    General Philosophy.

      o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

      o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

      o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-bycase basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.      PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland ("PA-UK"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services ("ISS"). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK. The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group ("CGG") in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

      The PA-UK is responsible for ensuring that votes for Aberdeen Advisers' clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group ("CGG"). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged Proxy Edge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (I) notification of impending votes;
(2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.       DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A.    Documentation.

      Each Adviser's Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

         The PA-UK is responsible for:

      1.    Overseeing the proxy voting process;

      2. Consulting with portfolio managers/analysts for the relevant portfolio security; and 3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.    Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August) I, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records .

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client Or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 15, 2012

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

John Murphy, Portfolio Manager, Global Bonds

Mr. Murphy joined Aberdeen with the acquisition of the Deutsche Asset Management Group Limited ("Deutsche") fixed-income business in 2005. Mr. Murphy held a similar role at Deutsche, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

Brett Diment, Head of Emerging Market Debt

Mr. Diment joined Deutsche in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

Edwin Gutierrez, Portfolio Manager, Emerging Market Debt

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

Max Wolman, Portfolio Manager, Emerging Market Debt

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

Esther Chan, Portfolio Manager, Emerging Market Debt

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment- grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


INFORMATION PROVIDED AS OF DECEMBER 31, 2011

(assets in millions).

                                                                                          # of Accounts
                                                                                            Managed for      Total Assets
                                                                    Total                     which           for which
                                                                    # of                     Advisory Fee      Advisory Fee
Name of Portfolio Manager                                          Accounts      Total      is Based on       is Based on
     or Team Member                  Type of Accounts***           Managed      Assets      Performance       Performance
--------------------------           -------------------           --------     ------     --------------    --------------
1.  John Murphy               Registered Investment Companies:         6         $688.49         0                $0
                              Other Pooled Investment Vehicles:       74       $9,222.41         0                $0
                              Other Accounts:                        200      $30,479.83         4                $653.70

2.  Brett Diment              Registered Investment Companies:         6         $688.49         0                $0
                              Other Pooled Investment Vehicles:       74       $9,222.41         0                $0
                              Other Accounts:                        200      $30,479.83         4                $653.70

3.  Edwin Gutierrez           Registered Investment Companies:         6         $688.49         0                $0
                              Other Pooled Investment Vehicles:       74       $9,222.41         0                $0
                              Other Accounts:                        200      $30,479.83         4                $653.70

4.  Max Wolman                Registered Investment Companies:         6         $688.49         0                $0
                              Other Pooled Investment Vehicles:       74       $9,222.41         0                $0
                              Other Accounts:                        200      $30,479.83         4                $653.70

5.  Esther Chan               Registered Investment Companies:         6         $688.49         0                $0
                              Other Pooled Investment Vehicles:       74       $9,222.41         0                $0
                              Other Accounts:                        200      $30,479.83         4                $653.70

POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

Aberdeen Asset Management Inc. aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fundability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation

Aberdeen seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our Barclays Capital Aggregate Bond Index ("BCAB") portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than BCAB, we may adjust the target allocation to reflect the characteristics of the BCAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-BCAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(A)(3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
        MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2011

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards. In addition to an attractive compensation package, Aberdeen also offers a first class benefits package.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. As the level of the bonus goes up, the amount of equity given to an investment professional goes up.

Performance is reviewed on a formal basis once a year and these reviews influence individual staff members' subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Overall participation in team meetings, quality of research analysis, and presenting the team externally are also contributory factors.

Aberdeen does offer a long-term incentive plan to structure a portfolio manager's compensation package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long term incentive plans can be either cash or share based and typically vest over a three year period.

These reviews are subjective and are not tied to any pre-determined formula (i.e., directly linked to new assets raised). While the quantum of bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term. Therefore, the equity component of the compensation plan provides the opportunity for direct ownership, which in our view directly aligns the interests of the investment team with those of our clients. The equity component typically vests annually over a 3-year period. Leavers who depart prior to the end of the full vesting period would typically forfeit their ownership stake.

When determining compensation, Fund performance is calculated using pre-tax information. Fund performance is compared to standards such as peer performance and benchmarks when determining compensation, with specific metrics including a comparison to the Fund's benchmark. When determining compensation, Aberdeen Group utilizes rolling twelve month periods and the life of the Fund.

As noted above, portfolio manager performance on investment matters is considered over all of the accounts of which a portfolio manager contributes and it is documented in the appraisal process. However, since the performance of other accounts is subjective portion of a portfolio manager's annual bonus consideration, it is deliberated in a general fashion without a set method or specialized compensation structure.

(A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF DECEMBER 31, 2011

                  Name of Portfolio Manager        Dollar ($) Range of
                             or                       Fund Shares
                         Team Member               Beneficially Owned

                         John Murphy                       $0
                         Brett Diment                      $0
                       Edwin Guiterrez                     $0
                          Max Wolman                       $0
                          Esther Chan                      $0


(B)     Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.


ITEM    10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM    11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM    12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust/Aberdeen Global Opportunity Income Fund
              ----------------------------------------------------------------

By (Signature and Title)*   /s/ Mark R. Bradley
                            --------------------------------------------------
                            Mark R. Bradley, President and
                            Chief Executive Officer
                            (principal executive officer)

Date  February 21, 2012
      --------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Mark R. Bradley
                            --------------------------------------------------
                            Mark R. Bradley, President and
                            Chief Executive Officer
                            (principal executive officer)

Date  February 21, 2012
      --------------------------


By (Signature and Title)*   /s/ James M. Dykas
                            --------------------------------------------------
                            James M. Dykas, Treasurer, Chief Financial Officer
                            and Chief Accounting Officer
                            (principal financial officer)

Date  February 21, 2012
      --------------------------



* Print the name and title of each signing officer under his or her signature.